UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

NORANDA ALUMINUM HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-148977 (Commission File Number)	20-8908550 (I.R.S. Employer Identification No.)

801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

          Today Noranda Aluminum Holding Corporation (“the Company”) issued a press release regarding its financial results for the quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein in its entirety. A copy of investor presentation materials relating to such financial results is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety. The press release and presentation materials use the following non-GAAP financial measures: “Adjusted EBITDA” and “Integrated Cash Cost.”  A reconciliation of each measure to the most directly comparable GAAP measure will be available in the presentation slides filed as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC concurrent with the issuance of this press release.

Item 9.01     Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press release, dated July 28, 2010

99.2	Presentation materials, dated July 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noranda Aluminum Holding Corporation

Date:	July 28, 2010	By:	/s/ Robert B. Mahoney
Name: Robert B. Mahoney
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated July 28, 2010

99.2	Presentation materials, dated July 28, 2010